NATIONWIDE MUTUAL FUNDS
Nationwide AllianzGI International Growth Fund
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard International Equities Fund
Nationwide Emerging Markets Debt Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund
Supplement dated July 13, 2022
to the Prospectus dated February 28, 2022
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide AllianzGI International Growth Fund

1.
At a special meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on July 13, 2022, the Board approved the appointment of Janus Henderson Investors US LLC (“Janus”) as the new subadviser to the Nationwide AllianzGI International Growth Fund (the “Fund”), effective on or about July 18, 2022 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Allianz Global Investors U.S. LLC in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “Nationwide Janus Henderson Overseas Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The information under the heading “Principal Investment Strategies” on page 3 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to provide investors with long-term capital appreciation by creating a diversified portfolio of non‑U.S. equity securities. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The subadviser considers an issuer to be economically tied to a country or countries outside of the United States if the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; a majority of the issuer’s revenues are derived from outside of the United States; or a majority of the issuer’s assets are located outside of the United States. The Fund may invest in issuers located in emerging market countries, and the Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. Emerging market countries typically are developing and low‑ or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
The Fund may achieve its exposure to non‑U.S. securities either directly, including through investments in securities listed outside the United States or in U.S.-listed securities of non‑U.S. issuers, or through depositary receipts, such as American Depositary Receipts (ADRs). The Fund also may invest in Chinese companies listed on U.S. exchanges structured as variable interest entities. Many foreign securities are denominated in currencies other than the U.S. dollar. The Fund may invest in securities of companies in the real estate industry or real estate-related industries, including (but not limited to) securities of real estate investment trusts (“REITs”).
The Fund’s subadviser employs a bottom‑up approach in choosing investments, meaning that it looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In particular, the subadviser seeks to invest in companies in which it believes the market underestimates free cash-flow growth. The Fund’s portfolio includes stocks that are considered to be either growth stocks or value stocks. Because the subadviser’s process is driven primarily by individual stock selection, the portfolio’s investment characteristics may vary over time and, at any given time, the Fund may emphasize either growth stocks or value stocks. The subadviser generally considers selling a security when, among other things, the security no longer reflects the subadviser’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.

d.	The information under the heading “Principal Risks” beginning on page 3 of the Prospectus is modified as follows:

i.	“Initial public offering risk” is deleted in its entirety.

ii.	The following is added as a sub‑risk under “Emerging markets risk”:
Chinese variable interest entities—there are special risks associated with investments in Chinese variable interest entities (“VIEs”). In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies). Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE‑structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. In 2021, the Chinese government issued new guidelines that unexpectedly included a specific prohibition on the use of VIE structures by Chinese educational companies. Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value.

iii.	The following is added immediately following “Growth style risk”:
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

iv.	The following is added as a sub‑risk under “Country or sector risk”:
Europe and United Kingdom focus – the Fund’s investments in Europe and the United Kingdom subject the Fund to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. In addition, on January 31, 2020, the United Kingdom officially withdrew from the European Union (known as “Brexit”), and on December 30, 2020, the United Kingdom and the European Union signed a trade agreement. Brexit may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.

v.	The following is added immediately following Country or sector risk”:
Limited portfolio holdings risk – because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.

vi.	The following is added immediately following “Liquidity risk”:
REIT and real estate securities risk – involves the risks that are associated with investing in real estate, including (1) possible declines in the value of real estate; (2) adverse general and local economic conditions; (3) possible lack of availability of mortgage funds; (4) changes in interest rates; (5) unexpected vacancies of properties; (6) environmental problems; and (7) the relative lack of liquidity associated with investments in real estate. In addition, REITs are subject to other risks related specifically to their structure and focus: (a) dependency on management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) the possibility of failing to qualify for special tax treatment; (i) duplicative fees; and (j) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs whose underlying properties are concentrated in a particular industry or geographic region also are subject to risks affecting such industries and regions.

e.	The information under the heading “Portfolio Management – Subadviser” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:
Janus Henderson Investors US LLC (“Janus”)

f.	The table under the heading “Portfolio Management – Portfolio Managers” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
George P. Maris, CFA	Executive Vice President and Co‑Portfolio Manager	Since 2022
Julian McManus	Executive Vice President and Co‑Portfolio Manager	Since 2022

g.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 41 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to provide investors with long-term capital appreciation by creating a diversified portfolio of non‑U.S. equity securities. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund typically invests 80% or more of its assets in issuers that are economically tied to countries outside the United States, it also may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The subadviser considers an issuer to be economically tied to a country or countries outside of the United States if the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; a majority of the issuer’s revenues are derived from outside of the United States; or a majority of the issuer’s assets are located outside of the United States. The Fund may invest in issuers located in emerging market countries, and the Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.
The Fund may achieve its exposure to non‑U.S. securities either directly or through depositary receipts, such as (but not limited to) American Depositary Receipts (ADRs). The Fund also may invest in Chinese companies listed on U.S. exchanges structured as variable interest entities. Many foreign securities are denominated in currencies other than the U.S. dollar. The Fund may invest in securities of companies in the real estate industry or real estate-related industries, including (but not limited to) securities of real estate investment trusts (“REITs”).
The Fund’s subadviser employs a bottom‑up approach in choosing investments, meaning that it looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. In particular, the subadviser seeks to invest in companies in which it believes the market underestimates free cash-flow growth. The Fund’s portfolio includes stocks that are considered to be either growth stocks or value stocks. Because the subadviser’s process is driven primarily by individual stock selection, the portfolio’s investment characteristics may vary over time and, at any given time, the Fund may emphasize either growth stocks or value stocks. The subadviser generally considers selling a security when, among other things, the security no longer reflects the subadviser’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
Although the Fund does not invest in derivative instruments as a principal strategy, the Fund may utilize foreign currency exchange contracts, options, futures and other derivative instruments to hedge, to earn income or enhance returns, as a substitute for securities in which the Fund invests, to increase or decrease the Fund’s exposure to a particular market, or to otherwise increase returns.

h.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 41 of the Prospectus is deleted in its entirety and replaced with the following:
Bottom‑up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures are derivatives, because their values are based on changes in the values of an underlying asset or measure.

Emerging market countries – typically are developing and low‑ or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Free cash-flow – the amount of cash a company has after expenses, debt service, capital expenditures and dividends.
Growth stocks – equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings or cash flow growth and which therefore may experience above-average increases in stock prices.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
REIT – a company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.
Value stocks -- stocks that may be trading at prices that do not reflect a company’s intrinsic value, based on factors such as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.
Variable interest entities – a special structure used by Chinese companies in certain sectors such as internet, media, education and telecommunications, in order to raise capital from foreign investors who would be prohibited or restricted from investing directly in such companies.

i.	The information under the heading “How the Funds Invest – Principal Risks” on page 42 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, LIMITED PORTFOLIO HOLDINGS RISK, LIQUIDITY RISK, MARKET RISK, REIT AND REAL ESTATE SECURITIES RISK, SELECTION RISK, SMALLER COMPANY RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 55.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

j.	The information under the heading “Risks of Investing in the Funds” beginning on page 55 of the Prospectus is modified as follows:

i.	“Initial public offering risk” is deleted in its entirety.

ii.	The following is added as a sub‑risk under “Emerging markets risk”:
Chinese variable interest entities—there are special risks associated with investments in Chinese variable interest entities (“VIEs”). In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies). Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE‑structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. In 2021, the Chinese government issued new guidelines that unexpectedly included a specific prohibition on the use of VIE structures by Chinese educational companies. Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value.

iii.	The following risks are added in alphabetical order:
Limited portfolio holdings risk – because a Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on a Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
REIT and real estate securities risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include:
●	declines in the value of real estate;
●	risks related to general and local economic conditions;
●	possible lack of availability of mortgage funds;
●	overbuilding;
●	extended vacancies of properties;
●	increased competition;
●	increases in property taxes and operating expenses;
●	changes in zoning laws;
●	losses due to costs resulting from the clean‑up of environmental problems;
●	liability to third parties for damages resulting from environmental problems;
●	casualty or condemnation losses;
●	limitations on rents;
●	changes in neighborhood values and the appeal of properties to tenants and
●	changes in interest rates.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended, resulting in a loss of value. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Foreign REIT-like entities will be subject to foreign securities risk. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

k.	The information under the heading “Fund Management – Subadvisers” on page 66 of the Prospectus is amended to include the following:
JANUS HENDERSON INVESTORS US LLC (“JANUS”), located at 151 Detroit Street, Denver, CO 80206, is the subadviser to the Nationwide Janus Henderson Overseas Fund. Janus is a registered investment adviser and a wholly-owned subsidiary of Janus Henderson Group plc, which conducts business as Janus Henderson Investors. Janus, through its predecessors, has provided investment management services since 1969.

l.	The information under the heading “Fund Management – Management Fees” on page 66 of the Prospectus is amended to include the following:
Beginning July 18, 2022, the Nationwide Janus Henderson Overseas Fund will begin paying NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the Nationwide Janus Henderson Overseas Fund’s average daily net assets, without taking into account any applicable fee waivers or reimbursements.

Fund	Assets	Management Fee
Nationwide Janus Henderson Overseas Fund	Up to $200 million	0.70%
	$200 million up to $500 million	0.68%
	$500 million and more	0.65%

m.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 66 of the Prospectus is deleted in its entirety and replaced with the following:
Nationwide Janus Henderson Overseas Fund
George P. Maris, CFA, and Julian McManus are jointly responsible for the day‑to‑day management of the Fund. Mr. Maris, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Mr. Maris is Co‑Head of Equities – Americas of Janus Henderson Investors and Executive Vice President and Co‑Portfolio Manager of the Fund. He joined Janus in 2011.
Mr. McManus is Executive Vice President and Co‑Portfolio Manager of the Fund. He joined Janus in 2004.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Janus.
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